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                                                                     Exhibit I-2

             List and Description of Subsidiaries and Investments
                            Of PECO Energy Company
                    (Other than "Public-Utility" Companies)

                               As of June, 2000

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             Name                  Jurisdiction                     Description                             Authority
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                                                  Subsidiaries of PECO
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
PECO Energy Capital Corp.       Delaware            financing vehicle for issuance of             New Century Energies, HCAR
(PECC), wholly owned by PECO                        cumulative income preferred securities        No. 26748; New Century
                                                                                                  Energies, HCAR 26750;
                                                                                                  Conectiv, HCAR 26833; Cinergy
                                                                                                  Corp., HCAR 26984; Dominion
                                                                                                  Resources, HCAR 27112
                                                                                                  and SCANA Corporation,
                                                                                                  HCAR 27135
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PECO Energy Capital, L.P.       Delaware            issue cumulative income preferred             New Century Energies, HCAR
                                                    securities and lend the proceeds thereof to   No. 26748; New Century
                                                    PECO                                          Energies, HCAR 26750;
                                                                                                  Conectiv, HCAR 26833; Cinergy
                                                                                                  Corp., HCAR 26984; Dominion
                                                                                                  Resources, HCAR 27112 and
                                                                                                  SCANA Corporation, HCAR 27135
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PECC Trust 2                                        trust created for the issuance of a           New Century Energies, HCAR
                                                    specific series of cumulative preferred       No. 26748; New Century
                                                    securities                                    Energies, HCAR 26750;
                                                                                                  Conectiv, HCAR 26833; Cinergy
                                                                                                  Corp., HCAR 26984; Dominion
                                                                                                  Resources, HCAR 27112 and
                                                                                                  SCANA Corporation, HCAR 27135
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
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             Name                  Jurisdiction                     Description                             Authority
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
PECC Trust 3                                        trust created for the issuance of a           New Century Energies, HCAR
                                                    specific series of cumulative preferred       No. 26748; New Century
                                                    securities                                    Energies, HCAR 26750;
                                                                                                  Conectiv, HCAR 26833; Cinergy
                                                                                                  Corp., HCAR 26984; Dominion
                                                                                                  Resources, HCAR 27112 and
                                                                                                  SCANA Corporation, HCAR 27135
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PECO Energy Transition Trust    Delaware            securitization of stranded costs; in March    New Century Energies, HCAR
(PETT)                                              1999 PECO Energy issued $4 billion of         No. 26748; New Century
                                                    transition bonds through PETT                 Energies, HCAR 26750;
                                                                                                  Conectiv, HCAR 26833; Cinergy
                                                                                                  Corp., HCAR 26984; Dominion
                                                                                                  Resources, HCAR 27112 and
                                                                                                  SCANA Corporation, HCAR 27135
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ATNP Finance Company,           Delaware            wholly owned by PEWI, was formed to manage    New Century Energies, HCAR
wholly owned by PEWI                                the net securitization proceeds to maximize   No. 26748; New Century
                                                    the return thereon                            Energies, HCAR 26750;
                                                                                                  Conectiv, HCAR 26833; Cinergy
                                                                                                  Corp., HCAR 26984; Dominion
                                                                                                  Resources, HCAR 27112 and
                                                                                                  SCANA Corporation, HCAR 27135
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PEC Financial Services, LLC     Pennsylvania        manages the net securitization proceeds to    New Century Energies, HCAR
(PEC), wholly owned by PEWI                         maximize the return thereon                   No. 26748; New Century
                                                                                                  Energies, HCAR 26750;
                                                                                                  Conectiv, HCAR 26833;
                                                                                                  Cinergy Corp., HCAR
                                                                                                  26984; Dominion Resources,
                                                                                                  HCAR 27112 and SCANA
                                                                                                  Corporation, HCAR 27135
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               Name                    Jurisdiction                   Description                             Authority
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
Eastern Pennsylvania                Pennsylvania       hold interests in subsidiaries conducting    PECO is in the process of
Development Company (EPDC),                            unregulated real estate and complementary    winding-up or selling-off
wholly owned by PECO                                   operations                                   each of its non-utility real
                                                                                                    estate businesses.  Exelon
                                                                                                    requests that the Commission
                                                                                                    reserve jurisdiction for
                                                                                                    three years subsequent to the
                                                                                                    date of any order in this
                                                                                                    matter. See Cinergy Corp.,
                                                                                                            ----------------
                                                                                                    Holding Co. Act Release No.
                                                                                                    26146 (October 21, 1994).
                                                                                                    Exelon will make a filing
                                                                                                    with the Commission as soon
                                                                                                    as it has dissolved or sold
                                                                                                    off the last of the
                                                                                                    identified entities.
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Adwin Realty Company (ARCO),        Pennsylvania       real estate development and management       See discussion under EDPC
wholly owned by EPDC                                   company
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Energy Assets f/k/a                 Pennsylvania       specializes in the development, financing,   Rule 58(b)(1)(i),(vii)
Energy Performance Services, Inc.,                     implementation and construction of energy
10% interest held by EPDC                              efficiency projects for large industrial,
                                                       institutional, commercial and governmental
                                                       facilities
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Adwin Equipment Company,            Pennsylvania       leases equipment for co-generation and       Rule 58(b)(1)(vi), (viii)
wholly owned by PECO                                   related activities

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PECO Wireless, LLC (PEWI),          Delaware           serves as a holding company for              New Century Energies, Holding
wholly owned by PECO                                   financing subs for securitization            Co Act Release No. 26748;
                                                       transactions and some telecommunications     supports utility operations
                                                       investments
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AT&T Wireless PCS of                                   joint venture with AT&T Wireless Services    Section 34 of the Act
Philadelphia, LLC, 49% LLC                             formed to offer personal communications
membership interest held by                            services in the Philadelphia Major Trading
PEWI                                                   Area (MTA); an FCC license holder
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               Name                Jurisdiction                    Description                              Authority
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
PECO Hyperion                   Pennsylvania        competitive local exchange carrier that       Section 34 of the Act
Telecommunications (PHT),                           provides services such as local dial tone,
PECO is a 50% partner                               long distance, Internet service and
                                                    point-to-point (voice and data)
                                                    communications
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AmerGen Energy Company,         Delaware            joint venture with British Energy to          EWG
L.L.C., PECO is a 50% owner                         acquire nuclear and complementary electric
                                                    generating assets
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AmerGen Vermont, LLC (AVT)      Vermont             Formed to own and operate nuclear             EWG
                                                    generating facility in Vermont
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Adwin (Schuykill)               Pennsylvania        inactive
Cogeneration, Inc.
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Exelon Infrastructure           Delaware            holding company for infrastructure services   Rule 58(b)(1)(vii), (ix)
Services, Inc. (EIS), PECO                          unit specializing in the design,
owns approximately 95%                              construction, operation and maintenance of
                                                    utility (electric, gas, water, cable
                                                    television, and telecommunications)
                                                    distribution networks
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Exelon Infrastructure           Delaware            designs and engineers utility infrastructure  Rule 58(b)(1)(i), (iv),
Services of PA, Inc. (EISPA)                        for new residential development               (vii), (ix); New Century
                                                                                                  Energies, HCAR No. 26748;
                                                                                                  GPU, HCAR No. 27165
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Chowns Communications, Inc.     Delaware            utility contractor providing primarily        Rule 58(b)(1)(vii); GPU, HCAR
(CCI)                                               telecommunications services, including        No. 27165
                                                    conduit installation projects for Bell
                                                    Atlantic, Inc.
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Fischbach and Moore Electric,   Delaware            electrical contracting firm that constructs   Rule 58(b)(1)(i),(ii), (vii);
Inc. f/k/a NEWCOFM, Inc.                            electrical infrastructure for commercial      GPU HCAR No. 27165
(FAMI)                                              and industrial buildings and transit and
                                                    traffic management systems for various
                                                    government and private entities.
                                                    Also performs infrastructure work for
                                                    telecommunications companies and utilities
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               Name                Jurisdiction                    Description                              Authority
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
Fischbach and Moore             New York            inactive entity that performed electrical     To be dissolved when various
Incorporated (FMI)                                  contracting and construction work.            claims by and against FMI are
                                                    Inactive subsidiaries include Fischbach and   resolved
                                                    Moore Electrical Contracting, Inc.; T.H.
                                                    Green Electric Co., Inc.; and A. S.
                                                    Shulman Electric Company.
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MRU Technical Group, Inc.       Delaware            gas contracting firm comprised of six         Rule 58(b)(1)(vii); GPU, HCAR
(MRM)                                               subsidiary construction companies and         No. 27165
                                                    several non-construction subsidiaries.  The
                                                    construction companies are: Mueller
                                                    Pipeliners, Inc. (New Berlin, WI); Gas
                                                    Distribution Contractors, Inc. (Aurora,
                                                    MO); Mid-Atlantic Pipeliners, Inc. (Newark,
                                                    DE); Mueller Energy Services, Inc. (Lorain,
                                                    OH); Mueller Distribution Contractors, Inc.
                                                    (Sanford, FL); and Aconite Corporation (St.
                                                    Paul, MN).  Other subsidiaries are:
                                                    Mechanical Specialties Incorporated (produces
                                                    gas metering equipment) and Rand-Bright
                                                    Corporation (manufactures equipment for
                                                    cylinderical finishing which has utility
                                                    applications).
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Syracuse Merit Electric, Inc.   Delaware            industrial and commercial electrical          Rule 58(b)(1)(i),(ii), (vii)
(ME)                                                contracting services including on-site
                                                    electric facility, inside commercial
                                                    facility electrical system and data system
                                                    design and installation
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NEWCOTRA, Inc                   Delaware            Holding company for FMI                       See FMI above
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Trinity Industries, Inc. (TII)                      underground utility contractor installing     Rule 58(b)(1)(iv)(vii)(ix);
                                                    natural gas pipeline mains and laterals       GPU, HCAR No. 27165
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               Name                Jurisdiction                    Description                              Authority
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
OSP Consultants, Inc. (OSP)     Virginia            engineering and design services,              Rule 58(b)(1)(vii)and/or
                                                    construction-related services, craft          Section 34 of the Act
                                                    services (cable splicing, installation and
                                                    repair), project management and
                                                    administrative functions on
                                                    telecommunications infrastructure projects
                                                    Subsidiaries include: International
                                                    Communications Services, Inc. (Nevada); OSP,
                                                    Inc. (Virginia); OSP Servicios, S.A. de C.V.
                                                    (Mexico); OSP Telecom de Colombia, LTDA
                                                    Colombia (being dissolved); OSP Telecom, Inc.
                                                    (Delaware); OSP Telecomm de Mexico, S.A. de
                                                    C.V. (Mexico); OSP Telecommunications, Ltd.
                                                    (Bermuda); RJE Telecom, Inc. (Florida); and
                                                    Utility Locate & Mapping Services, Inc.
                                                    (Virginia). OSP is registered to do business
                                                    in Canada.  All of OSP's foreign subsidiaries
                                                    are presently inactive.
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Horizon Energy Company f/k/a    Pennsylvania        sell competitively priced electricity and     Rule 58(b)(1)(v)
PECO Gas Supply Company                             natural gas in deregulating retail markets;
                                                    currently inactive
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East Coast Natural Gas          Delaware            facilitate the coordinated use of certain     New Century Energies, HCAR
Cooperative LLP, PECO holds a                       natural gas capacity, storage,                No. 26748
16.66% LLP interest                                 transportation and supply assets in order
                                                    to improve service reliability and
                                                    efficiency
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Energy Trading Company          Delaware            holds interests in two publicly-traded        Section 34 of the Act
                                                    companies: Worldwide Web NetworX
                                                    Corporation and Entrade, Inc., each a
                                                    developer and provider of
                                                    business-to-business e-commerce solutions
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Exelon Ventures Corporation     Pennsylvania        Holding company for ECAP                      Section 34, of the Act and/or
(EVEN)                                                                                            Rule 58(b)(l)(i), (ii) (vii)
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               Name                Jurisdiction                    Description                              Authority
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
Exelon Capital Partners, Inc.   Delaware            venture capital fund established to           Section 34 of the Act and/or
(ECAP)                                              leverage the core businesses of utility       Rule 58(b)(l)(i), (ii),
                                                    infrastructure services and communications    (vii); GPU, Inc. HCAR 27139
                                                    and PECO's other resources through
                                                    investment in new businesses.  Currently
                                                    holds a 12% interest in Extant, Inc., a
                                                    telecommunications company, (2) a 14.9%
                                                    interest in Permits Now, an internet
                                                    software company, (3) a 50% 50% interest in
                                                    CIC Global, LLC, an energy management and
                                                    metering company, (4) a 16.8% interest in
                                                    VITTS Network Group, Inc., a local exchange
                                                    carrier, and (5) a 34.88% interest in
                                                    OmniChoic.com, Inc., an internet based
                                                    utility services agent.
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Exelon Corporation f/k/a/       Pennsylvania        An inactive subsidiary of PECO which will
NEWHOLDCO Corporation                               be renamed Exelon Corporation and will
                                                    become the Applicant as a result of the
                                                    Merger
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Utility Competitive Advantage                       venture capital investments in businesses     GPU, Inc. HCAR 27139; passive
Fund, LLC; PECO holds 10%                           engaged in communications, the Internet,      and/or deminimis; Ameren,
interest                                            customer service opportunities and            HCAR 35-26809; WPL Holdings,
                                                    companies with products or services to
                                                    help HCAR 35-26856 utilities retain
                                                    and build customer base, improve core
                                                    operating efficiencies and generate
                                                    new revenue sources
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Dashiell Holdings Corp.,                            Holds Dashiell Corporation                    See Dasheill Corporation
wholly owned by EIS
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Dasheill Corporation                                designs, constructs, tests and maintains      Rule 58(b)(1)(vii); GPU, HCAR
                                                    high and medium-voltage electric facilities,   No. 27165
                                                    focusing on switchyards and substations for
                                                    industrial, utility and independent power
                                                    clients.  Dacon Corporation is sole
                                                    subsidiary, which constructs substations and
                                                    overhead electric lines
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               Name                Jurisdiction                    Description                              Authority
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
Dacon Corporation, wholly                           see Dasheill Corporation                      See Dasheill Corporation
owned by Dasheill Corporation
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VSI Group, Inc. (VSI), wholly                       performs all activities necessary to          Rule 58(b)(1)(i), (ii), (vii)
owned by EIS                                        support utility metering, including           GPU, HCAR No. 27165
                                                    automated metering.  Functions include
                                                    meter installation, reading, turn on/off,
                                                    call centers, engineering support,
                                                    consulting
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International Vital Solutions                       see VSI Group, Inc.; focuses on meter         see VSI Group, Inc.
Group, Inc., wholly owned by                        installation
VSI
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Michigan Trenching Service,                         underground utility construction              Rule 58(b)(1)(vii); GPU, HCAR
Inc. (MTSI), wholly owned by                        contractor, activities include construction   No. 27165
EIS                                                 of gas mains and distribution facilities,
                                                    horizontal and directional drilling, plant
                                                    construction, engineering and design
                                                    services
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Lyons Equipment, Inc.,                              provides management to, and leases utility    Rule 58(b)(1)(vii); GPU, HCAR
wholly owned by EIS                                 construction equipment to MTSI                No. 27165
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